Investment	9 Months Ended
Sep. 30, 2023
Investment Income, Nonoperating [Abstract]
Investments
9. INVESTMENTS
In July 2023, we invested $6.0 million in a privately held company in the form of a convertible promissory note (the “Note”) and a warrant to purchase up to 1,874,933 shares of the company’s stock (the “Warrant”). Interest on the Note accrues at 8% per annum and outstanding principal and accrued interest is due and payable at the earlier of July 3, 2030 or a change in control of the company. The Warrant is exercisable until the date three years after the Note is repaid, subject to certain accelerating events.
We account for the Note in accordance with ASC Topic 320,
Investments—Debt and Equity Securities.
The Note is classified as an
available-for-sale
security and is recorded at fair value with the change in unrealized gains and losses reported as a separate component on the Condensed Consolidated Statements of Comprehensive Income until realized. The Note’s unrealized gain for the three and nine months ended September 30, 2023 was less than $0.1 million. The Note’s amortized cost amounted to $2.5 million at September 30, 2023. We did not recognize any credit losses related to the Note during the three and nine months ended September 30, 2023.
We account for the Warrant in accordance with ASC Topic 815,
Derivatives and Hedging
(“ASC 815”). As required by ASC 815, we record the derivative instrument on the Condensed Consolidated Balance Sheets at fair value with changes in fair value recognized in Other (income) expense on the Condensed Consolidated Statements of Operations on the recurring basis. The classification of the derivative instrument, including whether such instrument should be recorded as an asset or a liability, is evaluated at the end of each reporting period.